CENTRAL SECURITIES CORPORATION
STATEMENT OF INVESTMENTS
March 31, 2022
(unaudited)

Shares		Value
COMMON STOCKS 94.9%
	Banks 2.4%
230,000	JPMorgan Chase & Co.	$31,353,600

	Communications Services 8.7%
25,000	Alphabet Inc. Class A (a)	69,533,750
325,000	Cogent Communications Holdings, Inc.	21,563,750
100,000	Meta Platforms Inc. Class A (a)	22,236,000
		113,333,500

	Diversified Financial 10.8%
270,000	American Express Company	50,490,000
300,000	Capital One Financial Corporation	39,387,000
600,000	The Charles Schwab Corporation	50,586,000
		140,463,000

	Diversified Industrial 5.6%
400,000	AerCap Holdings N.V. (a)	20,112,000
240,000	Brady Corporation Class A	11,104,800
565,000	Heritage-Crystal Clean, Inc. (a)	16,729,650
54,000	Roper Technologies, Inc.	25,500,420
		73,446,870

	Energy 4.1%
500,000	Hess Corporation	53,520,000

	Health Care 5.2%
90,000	Johnson & Johnson	15,950,700
185,000	Medtronic plc	20,525,750
200,000	Merck & Co., Inc.	16,410,000
300,000	Roche Holding AG ADR	14,823,000
		67,709,450

	Insurance Brokers 3.7%
150,000	Aon plc Class A	48,844,500

	Insurance Underwriters 25.5%
28,424	The Plymouth Rock Company Class A (b)(c)	284,240,000
435,000	Progressive Corporation	49,585,650
		333,825,650

Shares		Value
	Real Estate 4.1%
1,000,000	Kennedy-Wilson Holdings Inc.	$24,390,000
700,000	Rayonier Inc.	28,784,000
		53,174,000

	Retailing 3.7%
11,000	Amazon.com, Inc. (a)	35,859,450
11,000	Mercadolibre, Inc. (a)	13,084,280
		48,943,730

	Semiconductor 8.7%
445,000	Analog Devices, Inc.	73,505,100
420,000	Intel Corporation	20,815,200
170,000	Wolfspeed, Inc. (a)	19,356,200
		113,676,500

	Software and Services 2.1%
90,000	Microsoft Corporation	27,747,900

	Technology Hardware and Equipment 9.8%
335,000	II-VI Inc. (a)	24,284,150
200,000	Keysight Technologies, Inc. (a)	31,594,000
80,000	MKS Instruments, Inc.	12,000,000
250,000	Motorola Solutions, Inc.	60,550,000
		128,428,150

	Utilities 0.5%
550,000	Star Group, L.P.	6,105,000

	Total Common Stocks (cost $418,181,007)	1,240,571,850

SHORT-TERM INVESTMENTS 5.1%

	Money Market Fund 2.8%
36,112,301	Fidelity Investments Money Market Fund
	Treasury Only Portfolio - Class I	36,112,301

Principal	U.S. Treasury Bills 2.3%
$ 30,000,000	US Treasury Bill, 0.245% due 5/12/22 (d)	29,991,741
	Total Short-term Investments (cost $66,104,042)	66,104,042

	Total Investments (cost $484,285,049) (100.0%)	1,306,675,892

	Cash, receivables and other assets less liabilities (0.0%)	559,107

	Net Assets (100%)	$1,307,234,999

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(c)	Valued based on Level 3 inputs. See Note 2.
(d)	Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2022, the tax cost of investments was $484,285,049. Net unrealized appreciation was $822,390,843 consisting of gross unrealized appreciation and gross unrealized depreciation of $837,132,409 and $14,741,566, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2022 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$956,331,850	—	$284,240,000	$1,240,571,850
Short-term investments	36,112,301	29,991,741	—	66,104,042
Total investments	$992,444,151	$29,991,741	$284,240,000	$1,306,675,892

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2021	$292,767,200
Change in net unrealized appreciation of investments in affiliated companies included in net decrease in net assets resulting from operations	(8,527,200)
Balance at March 31, 2022	$284,240,000

Unrealized appreciation of Level 3 investments held as of March 31, 2022 decreased by $8,527,200 during the three months ended March 31, 2022, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2022, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7–1.6; average: 1.2); price-to-historical earnings (range: 11.9–34.3; average: 20.2); and price-to-forward earnings estimates (range: 11.2–28.1; average: 18.4). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 10%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 30% to 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2022, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $284,240,000 at March 31, 2022, which was equal to 21.7% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2022, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $8,527,200 and the Corporation received dividends of $9,344,958 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.